LOAN AND SECURITY AGREEMENT


                                     between


                          MED-TECH FUNDING CORPORATION

                                   as Borrower



                                       and



                       COPELCO/AMERICAN HEALTHFUND, INC.,

                                    as Lender
                                 March 22, 1996
                                       --



























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                           LOAN AND SECURITY AGREEMENT

      THIS LOAN AND SECURITY AGREEMENT, dated as of MARCH_22__, 1996 (this "AGREEMENT"), is entered into by and among MED-TECH FUNDING Corporation, a Delaware corporation (the "Borrower"), and COPELCO/AMERICAN HEALTHFUND, INC., a Delaware corporation (the "Lender").

                             Preliminary Statement:
                             ----------------------

      The Borrower desires to obtain, and the Lender has agreed to provide, a revolving credit facility which revolving credit facility will be used to fund the purchase of certain accounts receivable from various healthcare providers ("Providers"), in each case pursuant to an Accounts Purchase and Servicing Agreement among the respective Provider, the Borrower, as Purchaser, and Copelco/American Healthfund, Inc., as Administrator (each a "Purchase Agreement" and collectively, the "Purchase Agreements");

      Intending to be legally bound hereby, the parties hereto agree as follows:


   I.  CERTAIN DEFINITIONS.
       -------------------
      1.1 DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreements. As used in this Agreement, the following terms shall have these meanings:

      "BORROWING BASE" shall mean, as of any date of determination, the lesser of (i) the sum of each of the Purchaser Capital Investments (in each case as calculated from time to time) under each Purchase Agreement and (ii) 80% of the Estimated Net Value of all Purchased Accounts.

      "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any day on which banking institutions in New York City are permitted or required by law, executive order or governmental decree to remain closed or a day on which the Lender is closed for business.

      "COLLATERAL" means (i) all accounts, instruments and general intangibles of the Borrower, including all assets acquired by the Borrower from the Providers from time to time pursuant to the Purchase Agreements, including, without limitation, all of the Borrower's right, title and interest in and to the Purchased Accounts, all Proceeds (including insurance Proceeds) thereof, as well as all Commercial Lockboxes, all Government Lockboxes and all collection accounts and other deposit accounts, and all funds deposited therein, and any instruments from time to time representing or evidencing the same; (ii) the Purchase Agreements and any other documents or agreements now or hereafter in effect relating to the purchase, servicing or processing of Purchased Accounts (collectively, the "BORROWER ASSIGNED AGREEMENTS"),






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   including all rights of the Borrower to receive  moneys due and to become due under or pursuant to the Borrower Assigned Agreements, all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, any claims of the Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements, and the right of the Borrower to amend, waive or terminate the Borrower Assigned Agreements, to perform under the Borrower Assigned Agreements and to compel performance and otherwise exercise all remedies under the Borrower Assigned Agreements; and all promissory notes made, from time to time, by the Provider payable to the order of the Borower as further described in Section 3.11.

      "DEFAULT RATE" shall mean 400 basis points above the interest rate otherwise applicable on all Loans.

      "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.1.

      "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

      "INDEBTEDNESS FOR BORROWED MONEY" shall mean (i) all indebtedness, liabilities, and obligations, now existing or hereafter arising, for money borrowed by the Borrower, whether or not evidenced by any note, indenture, or agreement and (ii) all indebtedness of others for money borrowed with respect to which the Borrower has become liable by way of a guarantee or indemnity.

      "INTEREST PERIOD" shall mean with respect to any Loan, the weekly period commencing on the date such Loan is made and ending on the first day prior to the weekly anniversary thereof and each like weekly period thereafter.

      "LIBOR" means the annual rate in effect in the London Interbank Market applicable to one month deposits of U.S. dollars as reported in the Wall Street Journal on the second Business Day prior to the date of determination. If the Wall Street Journal is not published on such Business Day or does not report such rate, such rate shall be as reported by such other publication or source as the Lender shall select.

      "LIEN" means any lien, mortgage, security interest, chattel mortgage, pledge or other encumbrance (statutory or otherwise) of any kind securing satisfaction of an obligation, including any agreement to give any of the foregoing, any conditional sales or other title retention agreement, any lease in the nature thereof, and the filing of or the agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction or similar evidence of any encumbrance, whether within or outside the United States.

      "LOAN" shall have the meaning set forth in Section 2.1.









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

      "LOAN DOCUMENTS" shall mean this Agreement, the Note, and all financing statements and other agreements, documents and certificates required to be delivered hereunder (other than any Purchase Agreements).

      "NOTE" shall mean the Revolving Credit Note.

      "OBLIGATIONS" shall mean all now existing or hereafter arising debts, obligations, covenants, and duties of payment or performance of every kind, matured or unmatured, direct or contingent, owing, arising, due, or payable to the Lender by or from the Borrower arising out of this Agreement or any other Loan Document, including, without limitation, all obligations to repay principal of and interest on all the Loans, and to pay interest, fees, costs, charges, expenses, professional fees, and all sums chargeable to the Borrower under the Loan Documents, whether or not evidenced by any note or other instrument.

      "PERMITTED LIENS" shall mean Liens in favor of the Lender under the Loan Documents.

      "PERSON" shall mean any individual, corporation, partnership, joint venture, association, company, business trust or entity.

      "POTENTIAL DEFAULT" shall mean an event that with the giving of notice or lapse of time or both would become an Event of Default.

      "PROCEEDS" shall have the meaning assigned to such term in the UCC.

      "REGULATION" means any statute, law, ordinance, regulation, order or rule of any foreign, federal, state, local or other government or governmental body.

      "REVOLVER TERMINATION DATE" shall have the meaning set forth in
   Section 2.1.

      "REVOLVING LOAN COMMITMENT" shall have the meaning set forth in
   Section 2.1.
      "REVOLVING CREDIT NOTE" shall have the meaning set forth in Section
   2.2.

      "UNIFORM COMMERCIAL CODE" or "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania.

      1.2 ACCOUNTING TERMS. All accounting terms used herein shall be construed in accordance with Generally Accepted Accounting Principles.


   II.  THE LOAN
        --------

            2.1   THE LOANS.







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

                  (a) Subject to the terms and conditions hereof, the Lender agrees to make revolving credit loans (collectively called the "LOANS" and individually a "LOAN") to the Borrower from time to time during the period commencing the date hereof and ending on MARCH__21__,2001 or on any earlier date as provided in Section 8.1 hereof (the "REVOLVER TERMINATION DATE"), in a principal amount not to exceed at any time outstanding in the aggregate TWO MILLION DOLLARS - $2,000,000) (the "REVOLVING LOAN COMMITMENT").

                  (b) Within the limits of the Revolving Loan Commitment and the Borrowing Base, the Borrower may borrow, prepay (in accordance with Section 2.7) and reborrow Loans. All Loans shall, in any event, be repaid by the Borrower on the Revolver Termination Date.

                  (c) The Lender's failure to deliver any bill, statement or invoice with respect to amounts due under this Agreement shall not affect the Borrower's obligation to pay any installment of principal, interest or any other amount under this Agreement when due and payable.

            2.2 THE NOTE. The Loans shall all be evidenced by a single promissory note of the Borrower (the "REVOLVING CREDIT NOTE") in principal face amount equal to the Revolving Loan Commitment, payable to the order of the Lender and otherwise in the form attached hereto as EXHIBIT A. The Revolving Credit Note shall be dated the date the first Loan is made and shall bear interest in accordance with the terms hereof. The Revolving Credit Note shall mature upon the Revolver Termination Date and, upon maturity, each outstanding Loan shall be due and payable. The Lender shall maintain records of all Loans evidenced by the Revolving Credit Note and of all payments thereon, which records shall be conclusive absent manifest error.

            2.3   FUNDING PROCEDURES.

                  (a) Each request for a Loan shall be made not later than 11:00 a.m. on a Business Day by delivery to the Lender of a written request signed by the Borrower, or in the alternative a telephone request followed promptly by written confirmation of the request, in substantially the form reasonably requested by the Lender from time to time, including the date and amount of the Loan to be made. Until such time as the Lender shall reasonably direct the use of a different form of request, the form of request attached hereto as EXHIBIT B shall be used to request the making of Loans. Each request shall be received not less than two (2) Business Days prior to the date of the proposed borrowing. No request shall be effective until actually received by the Lender. Upon receipt by the Lender the request for a Loan shall not be revocable by the Borrower.

                  (b) Not later than the close of business on the date of each Loan, the Lender shall make available to the Borrower the amount of such Loan in immediately available funds.









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

                  (c) If the Lender makes a Loan on a day on which all or any part of an outstanding Loan is to be repaid, the Lender shall apply the proceeds of the new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by the Lender to the Borrower as provided in paragraph (b).

            2.4   INTEREST.

                  (a) LIBOR. Each Loan shall bear interest on the principal amount thereof from the date made until such Loan is paid in full, at a rate per annum initially equal to LIBOR (determined as of the date such Loan is funded) plus 800 BASIS POINTS. Such rate shall be adjusted by the Lender, based upon LIBOR determined on the first day of each Interest Period.

                  (b)   DEFAULT RATE.

                        (i) If any Event of Default specified in Section 8.1(a) or Section 8.1(d) shall occur; or

                        (ii) If any other Event of Default occurs and the Lender declares the Note to be immediately due and payable;

   THEN, the rate of interest applicable to each Loan then outstanding shall be the Default Rate. Unless waived by the Lender, the Default Rate shall apply from the date of the Event of Default until the date such Event of Default or breach is cured, and interest accruing at the Default Rate shall be payable upon demand.

            2.5   FEES.

                  (a) ORIGINATION FEE. Upon the execution and delivery of this Agreement by the Borrower and the Lender, the Borrower shall pay to the Lender a fee (the "Origination Fee") in an amount equal to $20,000 in immediately available funds. Once paid, the Origination Fee shall not be refundable to the Borrower, in whole or in part, for any reason.

                  (b)   Item omitted

                  (c)   Item omitted.

            2.6   Item omitted

            2.7 PREPAYMENTS. The Borrower shall make such prepayments of the Loans required for the Borrower to comply with Section 7.7 if at any time the aggregate outstanding Loans exceed the lesser of (i) the Revolving Loan Commitment or (ii) the then current Borrowing Base.








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

            2.8   PAYMENTS.

                  (a) DUE DATES. Accrued interest on each Loan for each Interest Period shall be due and payable on the first Business Day following the end of such Interest Period.

                  (b) APPLICATION OF PAYMENTS, PAYMENT ADMINISTRATION, ETC. All payments and prepayments shall be applied first to any unpaid interest and thereafter to principal and to such other outstanding amounts in such order as the Lender may specify in its discretion. Except as otherwise provided herein, all payments of principal, interest, fees, or other amounts payable by the Borrower hereunder shall be remitted to the Lender in immediately available funds not later than 11:00 a.m. on the day when due. Whenever any payment is stated as due on a day which is not a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day and interest shall continue to accrue during such extension.

                  (c) APPLICATION OF FUNDS DUE BORROWER UNDER PURCHASE AGREEMENTS. The lender, in its capacity as Administrator under the Purchase Agreements, is hereby authorized to apply any and all amounts due the Borrower under Section 5(h) of the Purchase Agreements to make any payments of accrued interest and any payments or prepayments of principal due under this Agreement.

   III.     REPRESENTATIONS AND WARRANTIES

            The Borrower represents and warrants to the Lender that:

            3.1 ORGANIZATION, STANDING. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has the corporate power and authority necessary to own its assets, carry on its business and enter into and perform its obligations hereunder, and under each Purchase Agreement.

            3.2 CORPORATE AUTHORITY, ETC. The execution, delivery and performance of this Agreement and each Purchase Agreement have been duly authorized by all necessary corporate action of the Borrower. The execution, delivery and performance of this Agreement and each Purchase Agreement by the Borrower do not and under present law will not require any consent or approval of any person, do not and under present law will not violate any law, rule, regulation order, writ, judgment, injunction, decree, determination or award, do not and will not violate any provision of its charter or by-laws, do not and will not result in any breach of any material agreement, lease or instrument to which it is a party, by which it is bound or to which any of its assets are or may be subject, and do not and will not give rise to any Lien upon any of its assets except in favor of the Lender. Further, the Borrower is not in default under any such agreement, lease or









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

   instrument. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency (other than filings or notices required to perfect any security interests in favor of the Lender) are necessary for the execution, delivery or performance by the Borrower of this Agreement or for the validity or enforceability thereof.

            3.3 VALIDITY OF DOCUMENTS. Each of this Agreement, the Note and each Purchase Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

            3.4 NO LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against the Borrower of any nature whatsoever, including without limitation any action, suit, proceeding or investigation which questions the validity of this Agreement or the Revolving Credit Note or the right of Borrower to enter into this Agreement or issue the Revolving Credit Note or to consummate the transactions contemplated hereby and thereby, nor is the Borrower aware that there is any basis for the foregoing. The Borrower is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

            3.5  NEW COMPANY.  The Borrower is a new company formed for the sole purpose of consummating the transactions described in the Purchase Agreements, this Agreement, and all agreements executed and delivered in connection therewith and herewith and its only activities have been incident thereto. Without limiting the foregoing, the Borrower has entered into no contracts or agreements of any nature except those set forth or referred to in this Agreement, the Purchase Agreements and certain agreements executed and delivered in connection therewith and herewith.

            3.6  NO  SUBSIDIARIES;  NO  PARTNERSHIPS.   The   Borrower  has   no
   subsidiaries and is not engaged in any partnership with any other Person, nor does it hold an equity interest in any other Person.

            3.7 COLLATERAL. No Liens in favor of any Person, other than the Lender, exist on or with respect to the Collateral. Upon the filing of the financing statements, the security interest granted under this Agreement will constitute a valid, first priority perfected security interest (to the extent perfection may occur by filing). Attached hereto as Schedule 3.7 is a list showing all places at which the Borrower maintains, or will maintain, the Collateral and all records relating to the Collateral. The address of the chief executive office of the Borrower is identified on Schedule 3.7.

            3.8 NO INVESTMENTS, MATERIAL AGREEMENTS. The Borrower (i) is not a party to any indenture, agreement, contract, instrument or lease or subject to any charter, by-law or other corporate restriction or any injunction, order, or other corporate restriction or decree, which would materially and adversely affect its business, operations, properties or assets; and (ii) has







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

   no material contingent or long term liability or commitment which would materially affect its business that has not been disclosed to the Lender in writing.

            3.9   NO CONTINGENT LIABILITIES.  The  Borrower  has  not   assumed,
   guaranteed or endorsed, or otherwise become directly or contingently liable in connection with, any liability of any other Person.

            3.10 NO DEFAULTS. No Event of Default or other event, act or occurrence which, with the giving of notice or the lapse of time or both would become an Event of Default has occurred and is continuing. Without limiting the generality of the foregoing, the Borrower is in compliance with all terms, covenants and conditions applicable to it under each Purchase Agreement to which it is a party, and the Borrower knows of no default by the Provider under any such Purchase Agreement.

            3.11 INITIAL CAPITALIZATION. The Borrower has received an initial capital contribution from its shareholders in the aggregate amount of $75,000 (the "Initial Capital Contribution") which the Borrower may lend and relend, in whole or in part, from time to time, to the Provider provided such loan is evidenced by a demand promissory note made by the Provider and delivered, as collateral security for the Borrower's obligations hereunder to the Lender.

            3.12 DISCLOSURE GENERALLY. The representations and statements made by or on behalf of the Borrower in connection with this Agreement and each Loan hereunder, do not contain any untrue statement of a material fact or omit to state a material fact or any fact necessary to make the representations made not materially misleading. No written information, exhibit, report or financial statement furnished by the Borrower to the Lender in connection with this Agreement or the Loans contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

   IV.      SECURITY.

            4.1 GRANT OF SECURITY INTEREST. To secure the payment, promptly when due, and the punctual performance of all of the Obligations, the Borrower hereby grants, pledges and assigns to the Lender, a general continuing lien upon, and security interest in, all of the Collateral.

            4.2 FINANCING STATEMENTS. The Borrower shall execute and deliver to the Lender, at any time or times hereafter, such Uniform Commercial Code financing statements and all such other agreements and documents, and do such other and further acts as the Lender may reasonably request, in form and substance reasonably acceptable to the Lender, in order to further evidence or carry out the intent of Section 4.1 or to perfect the lien and security interest created pursuant to Section 4.1 or intended so to be, and the Borrower shall pay the costs of any recording or filing of the same. The







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

   Borrower agrees, to the extent permitted by applicable law, that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement and may be filed by the Lender as such. The Lender may execute and file financing statements and amendments thereto without the Borrower's signature to the extent permitted by law.

            4.3 INSPECTION OF COLLATERAL. The Lender (by any of its officers, employees and/or agents) shall have the right upon reasonable prior notice, at any time or times during the Borrower's usual business hours, to inspect the Collateral and all records related thereto ( and to make extracts from such records), subject to restrictions resulting from patient confidentiality considerations. The Borrower shall keep accurate records of the Collateral, including all information necessary to identify the amounts due on any Purchased Accounts and the services giving rise to such Purchased Accounts.

            4.4 RELEASE OF SECURITY INTEREST. Upon the termination of this Agreement, and the payment in full of the Obligations, the Lender shall reassign to the Borrower the Collateral, release the security interest therein and file terminations of all financing statements covering the Collateral.

            4.5 COMPLIANCE WITH PURCHASE AGREEMENTS. The Borrower will duly perform and comply with all of the terms of each Purchase Agreement to be performed or complied with by it and will take such action as is necessary to preserve the Borrower's rights thereunder.

            4.6 OTHER ACTIONS. Until the occurrence of an Event of Default hereunder, the Borrower shall be authorized to:

            (a) pursue any remedies available under any Purchase Agreement or other Borrower Assigned Agreement;

            (b) prove any claim and file such other papers or documents as may be necessary or advisable in order to have any claim against a Provider allowed in any bankruptcy proceedings involving a Provider, and take such other actions in relation to such proceedings as may be necessary or advisable in relation thereto; and

            (c) take any other actions under any Purchase Agreement or other Borrower Assigned Agreement that the Borrower is required or permitted to take thereunder.

   The Borrower shall have the right to contract with other parties for, or otherwise delegate to other parties, with the prior approval of the Lender, the performance of any or all of the actions referred to above; provided, however, that any such contract or delegation will not relieve the Borrower of its obligations relating to the performance of such actions.









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

   V. CONDITIONS PRECEDENT.

      5.1 ALL LOANS. The obligation of the Lender to make any Loan is conditioned upon the following:

            (a) DOCUMENTS. The Borrower shall have delivered and the Lender shall have received a request for a Loan, as provided in Sections 2.1 and
   2.3. In addition, a Purchase Agreement, in each case in such form and substance as is satisfactory to the Lender, shall be in effect between the Borrower and each Provider which originated any accounts which are, or in connection with the requested Loan, are to become, Purchased Accounts included in the Collateral, and the Borrower shall have delivered a copy of each such Purchase Agreement to the Lender.

            (b) COVENANTS; REPRESENTATIONS. In the case of each Purchase Agreement referred to in paragraph (a), the Borrower and the Provider thereunder shall be in compliance with all covenants, agreements and conditions in such Purchase Agreement, and the Borrower shall be in compliance with all covenants, agreements and conditions applicable to it under this Agreement. The representations and warranties of the Provider contained in each such Purchase Agreement and the representations and warranties of the Borrower contained in this Agreement shall be true with the same effect as if such representation or warranty had been made on the date such Loan is made. Also, the Lender shall have received a certificate dated the date of the Loan signed by the chief executive officer, chief financial officer or controller of the Borrower, to the foregoing effect.

            (c) DEFAULTS. After giving effect to such Loan, no Event of Default or Potential Default shall exist.

      5.2 CONDITIONS TO FIRST LOAN. The obligation of the Lender to make the first Loan hereunder is conditioned upon the following:

            (a) ARTICLES, BYLAWS. The Lender shall have received copies of the Articles or Certificate of Incorporation and Bylaws of the Borrower, certified by the secretary or assistant secretary of the Borrower;

            (b) EVIDENCE OF AUTHORIZATION. The Lender shall have received certified copies of all corporate or other action taken by each Person other than the Lender who is a party to any Loan Document to authorize its execution and delivery and performance of the Loan Documents and to authorize the Loans hereunder, together with such other related certificates and documents as the Lender shall reasonably require;

            (c) LEGAL OPINIONS. The Lender shall have received a favorable written opinion of OLLE, MACAULAY AND ZORRILLA P.A., counsel to the Borrower, which shall be addressed to the Lender and be dated the date of the first Loan, in substantially the form attached as EXHIBIT C, and such other legal opinion or opinions as the Lender may reasonably request;

            (d) INCUMBENCY. The Lender shall have received a certificate signed by the secretary or assistant secretary of each corporate signatory to the Loan Documents other than the Lender, together with the true signature of the officer or officers authorized to execute and deliver the Loan Documents and certificates thereunder, upon which the Lender shall be entitled to rely conclusively until the Lender shall have received a further certificate of the appropriate secretary or assistant secretary amending the prior certificate and submitting the signature of the officer or officers named in the new certificate as being authorized to execute and deliver Loan Documents and certificates thereunder;

            (e) NOTE. The Lender shall have received an executed Note payable to the order of the Lender and otherwise in the form of EXHIBIT A hereto;

            (f) OTHER AGREEMENTS. The Borrower shall have executed and delivered each other Loan Document required hereunder and all certificates, instruments and other documents then required to be delivered pursuant to any Loan Documents, in each instance in form and substance reasonably satisfactory to the Lender; and

            (g) FINANCING STATEMENTS. The Borrower shall have executed and delivered financing statements determined by the Lender and its counsel to be necessary for perfecting the security interest of the Lender in the Collateral, and such financing statements shall have been filed in the appropriate filing offices.

            (h) INITIAL CAPITALIZATION. The shareholders of the Borrower shall have made the Initial Capital Contribution to the Borrower.

   VI.      AFFIRMATIVE COVENANTS

      The Borrower covenants and agrees that, without the prior written consent of the Lender, from and after the date hereof and so long as the Revolving Loan Commitment is in effect or any Obligations remain unpaid or outstanding, the Borrower will:

      6.1   REPORTS.  Furnish to the Lender the following:

            (a) NO DEFAULT. Within forty-five (45) calendar days after the end of each of the first three fiscal quarters of each fiscal year and within ninety (90) calendar days after the end of each fiscal year, a certificate signed by the chief financial officer, treasurer or controller of the Borrower certifying that, to the best of such officer's knowledge, after due inquiry, (i) the Borrower has complied with all covenants, agreements and conditions in each Loan Document and that each representation and warranty contained in each Loan Document is true and correct with the same effect as though each such representation and warranty had been made on the date of such certificate (except to the extent such representation or warranty related to a specific prior date), and (ii) no event has occurred and is continuing which constitutes an Event of Default or Potential Default, or describing each such event and the remedial steps being taken by the Borrower.

            (b) MATERIAL CHANGES.  The Borrower shall promptly notify the Lender of any litigation, administrative proceeding, investigation, business development, or change in financial condition which could reasonably have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Borrower.

            (c) OTHER INFORMATION. The Borrower will provide to the Lender such financial and other information and reports regarding the operations, business affairs, prospects and financial condition of the Borrower as the Lender may reasonably request.

      6.2 TAXES AND OTHER CHARGES. Pay or cause to be paid after notice that the same are due all taxes, assessments and governmental charges imposed upon the Borrower, except as may be contested in good faith by the Borrower by appropriate proceedings and for which adequate reserves have been established by the Borrower as reflected in the Borrower's financial statements.

      6.3   CORPORATE EXISTENCE.  Preserve its corporate existence.

      6.4   COMPLIANCE WITH PURCHASE AGREEMENT AND REGULATIONS.

            (a) PURCHASE AGREEMENTS. Comply with all terms, covenants and conditions of each Purchase Agreement applicable to it.

            (b) REGULATIONS. Comply in all material respects with all Regulations applicable to its business, the noncompliance with which could have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Borrower.

      6.5 NOTICE OF EVENTS. Promptly upon discovery by the Borrower or any officer of the Borrower of any of the events described in subsections (a) through (e) hereof, the Borrower shall deliver to an officer of the Lender telephone notice, and within three (3) calendar days of such telephone notice deliver to the Lender a written notice, which describes the event and all action the Borrower proposes to take with respect thereto:

            (a)   an Event of Default under this Agreement;

            (b) any Potential Default or event which would entitle the Lender to terminate or suspend the Revolving Loan Commitment hereunder or to accelerate the Obligations;

            (c) the institution of, any material adverse determination in, or the entry of any default judgment or order or stipulated judgment or order in, any suit, action, arbitration, administrative proceeding, criminal prosecution or governmental investigation;

            (d) any change in any Regulation, including, without limitation, changes in tax laws and regulations, which could reasonably have a material adverse impact on the ability of the Borrower to perform its obligations under the Loan Documents or a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Borrower; or

            (e) a Termination Event under any Purchase Agreement between the Borrower and a Provider.

      6.6 GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Maintain its books and records at all times in accordance with Generally Accepted Accounting Principles.

      6.7 USE OF PROCEEDS. Use the proceeds of the Loans to fund the purchase of accounts receivable as contemplated by the Purchase Agreements.

      6.8   CORPORATE SEPARATENESS.  At all times ensure that:

            (a) at least two directors of the Borrower are, and will at all times remain, Independent (as such term is defined in the Borrower's Certificate or Articles of Incorporation);

            (b) the Borrower's funds and other assets are not commingled with those of any other Person;

            (c) the Borrower will not direct or participate in the management of any other Person's operations and no affiliate of the Borrower will be permitted to direct or participate in the management of the Borrower (other than the Provider and the Guarantor with respect to the Provider's ownership of the Borrower);

            (d) the Borrower will conduct its business from an office separate from that of any other Person;

            (e) the Borrower will have stationery and other business forms and a mailing address and a telephone number separate from that of any other Person;

            (f) the Borrower will at all times be adequately capitalized in light of its contemplated business;

            (g) the Borrower will at all times provide for its own operating expenses and liabilities from its own funds;

            (h)  the  Borrower  will   maintain  its  assets  and   transactions
   separately from those of any other Person and reflect such assets and transactions in financial statements separate and distinct from those of any other Person and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of any other Person;

            (i) the Borrower will hold itself out to the public under its own name as a legal entity separate and distinct from any other Person;

            (j) the Borrower will not hold itself out as having agreed to pay, or as being liable, primarily or secondarily, for any obligations of any other Person;

            (k) the Borrower will not maintain any joint account with any other Person or become liable as a guarantor or otherwise with respect to any debt or contractual obligation of any other Person;

            (l) the Borrower will not make any payment or distribution of assets with respect to any obligation of any other Person or grant any Lien on any of its assets to secure any obligation of any other Person;

            (m) the Borrower will not make loans, advances or otherwise extend credit to any other Person except as contemplated in Section 3.11 hereof;

            (n) the Borrower will hold regular duly noticed meetings of its stockholders and directors and make and retain minutes of such meetings;

            (o) the Borrower will have bills of sale (or other similar instruments of assignment) and, if appropriate, UCC-1 financing statements, with respect to all assets purchased from any other Person;

            (p) the Borrower will file its own tax returns or, if it is a member of a consolidated group, will join in the consolidated return of such group as a separate member thereof;

            (q) the Borrower will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person; and

            (r) the Borrower will comply with all provisions of its Certificate or Articles of Incorporation and Bylaws and shall observe all corporate formalities.

   VII.     NEGATIVE COVENANTS.

      The Borrower covenants and agrees that, without the prior written consent of the Lender, from and after the date hereof and so long as the Revolving Loan Commitment is in effect or any Obligations remain unpaid or outstanding, the Borrower will not:

      7.1 MERGER, CONSOLIDATION. Merge or consolidate with or into any other Person.

      7.2 INDEBTEDNESS FOR BORROWED MONEY. Incur, create, or permit to exist any Indebtedness for Borrowed Money except the Obligations.

      7.3 LIENS. Create, assume or permit to exist any Lien on any of the Borrower's property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, except Permitted Liens.

      7.4 GUARANTEES. Guarantee or otherwise in any way become or be responsible for indebtedness or obligations (including working capital maintenance, take-or-pay contracts, etc.) of any other Person, contingently or otherwise.

      7.5 JUDGMENT, ATTACHMENT. Permit any of its assets to be subject to any judgments, attachments or levies, which judgments, attachments or levies have not been stayed by appeal, satisfied, bonded or discharged within thirty (30) calendar days after service of notice thereof to the Borrower.

      7.6 TRANSFER OF ASSETS. Sell, transfer, pledge, assign or otherwise dispose of any of its assets, except the resale of Purchased Accounts to a Provider pursuant to the terms of the Purchase Agreement pursuant to which such Purchased Accounts were acquired by the Borrower.

      7.7 BORROWING BASE. Permit the unpaid principal amount of the Loans outstanding at any time, in the aggregate, to exceed the Borrowing Base; provided, however, that this covenant shall not be deemed breached if, within five (5) Business Days after each date on which the Borrower knows or should know such aggregate unpaid principal amount of Loans exceeds such level, a prepayment shall be made in accordance with the prepayment provisions of
   Section 2.7 in an amount sufficient to assure continued compliance with this covenant going forward.

   VIII.  DEFAULT.

      8.1 EVENTS OF DEFAULT. The Borrower shall be in default if any one or more of the following events ("Events of Default") occurs:

            (a) PRINCIPAL, INTEREST OR OTHER AMOUNTS. The Borrower fails to pay any principal of or interest on the Note when due and payable or fails to pay when it is due and payable any other amount payable under any Loan Document;

            (b)   COVENANTS.

                        (i) The Borrower fails to observe or perform as and when required any of the terms, conditions or covenants contained in any Loan Document (other than those referred to in clauses (ii) and (iii) below); or

                        (ii) The Borrower fails to observe or perform as and when required any of the terms, conditions or covenants contained in Section
   6.1 or 6.4(a) of this Agreement, and such failure shall continue for five Business Days after written notice to the Borrower by the Lender; or

                        (iii) Any Borrower fails to observe or perform as and when required any of the terms, conditions or covenants contained in Sections 6.2, 6.4(b) or 6.6 of this Agreement, and such failure shall continue for thirty days after written notice to the Borrower by the Lender; or

                        (iv)  Less  than  100%  of  the voting securities of the
   Borrower   are  owned   directly   (or  through  one  or  more  wholly  owned
   subsidiaries) by Med. Tech. Services of South Florida, Inc.

                  (c) REPRESENTATIONS, WARRANTIES, ETC. Any representation or warranty made by the Borrower herein or in any Loan Document or in any exhibit, schedule, report or certificate delivered pursuant hereto or thereto shall prove to have been false, misleading or incorrect in any material respect when made or deemed to have been made;

                  (d) BANKRUPTCY,  ETC. The Borrower is dissolved or liquidated, makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or trustee, commences any proceeding relating to itself under any bankruptcy, reorganization, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, has commenced against it any the proceeding which remains undismissed for a period of thirty (30) days, indicated its consent to, approval of or acquiescence in any such proceeding, or any receiver of or trustee for the Borrower or any substantial part of the property of the Borrower is appointed, or the Borrower suffers any such receivership or trusteeship to continue undischarged for a period of thirty (30) days;

                  (e) TERMINATION EVENT. A Termination Event occurs under any Purchase Agreement; THEN and in every such event other than that specified in clause (d), the Lender may terminate the Revolving Loan Commitment and may declare the Loans and all other Obligations, including without limitation accrued interest, to be, and the Loans and all other Obligations shall thereupon become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence of any event specified in clause (d) above, the Revolving

   Loan Commitment shall automatically terminate and the Loans and all other Obligations, including without limitation accrued interest, shall immediately be due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. (Any date on which the Loans and such other obligations are declared due and payable pursuant to this Section 8.1, shall be a "REVOLVER TERMINATION DATE" for purposes of this Agreement.) Following the occurrence of a Revolver Termination Date, the Lender may, in addition to exercising any and all rights under this Agreement, exercise any rights provided under the UCC and other applicable law.

   IX.      MISCELLANEOUS.

            9.1 WAIVER. No failure or delay on the part of the Lender in exercising any right, power or remedy under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under any Loan Document. The remedies provided under the Loan Documents are cumulative and not exclusive of any remedies provided by law.

            9.2 AMENDMENTS. No amendment, modification, termination or waiver of any Loan Document or any provision thereof nor any consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and be signed by Lender and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

            9.3 GOVERNING LAW. This Agreement and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to Pennsylvania or federal principles of conflict of laws.

            9.4 ASSIGNMENT. The Borrower may not assign this Agreement or its rights hereunder without the prior written consent of the Lender. The Lender may sell, assign, transfer and create a security interest in any of the Loan Documents, including the Note, and any assignee or secured party may enforce the rights of the Lender hereunder without the consent, participation or joinder of the Lender.

            9.5 NOTICES. All notices, requests, demands, directions, declarations and other communications between the Lender and the Borrower shall, except as otherwise expressly provided, be mailed by registered or certified mail, return receipt requested, or telegraphed, or telefaxed, or delivered in hand to the applicable party at its address indicated opposite its name on the signature page hereto. The foregoing shall be effective and deemed received three days after being deposited in the mails, postage prepaid, addressed as aforesaid and shall whenever sent by telegram, telegraph or telefax or delivered in hand be effective when received. Either party may change its address by a communication in accordance herewith.

            9.6 SURVIVAL OF WARRANTIES AND CERTAIN AGREEMENTS. All agreements, representations and warranties made or deemed made herein shall survive the execution and delivery of this Agreement, the making of the Loans hereunder and the execution and delivery of the Note. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Borrower set forth in Sections 2.1(c) and 2.8, shall survive the payment of the Loans and the termination of this Agreement. This Agreement shall remain in full force and effect until the latest to occur of the termination of the Revolving Loan Commitment or the repayment in full of all amounts owed by the Borrower under any Loan Document.

            9.7 SEVERABILITY. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement, the Note or other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement, the Note or other Loan Documents or of such provision or obligation in any other jurisdiction.

            9.8 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THE BORROWER AND THE LENDER HEREBY CONSENTS TO THE NON EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH OF PENNSYLVANIA AND THE STATE OF FLORIDA AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THE NOTE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH NOTE, OR SUCH OTHER LOAN DOCUMENT. THE BORROWER DESIGNATES AND APPOINTS PRENTICE HALL CORPORATION SYSTEM (OR SUCH OTHER PERSON AS SHALL ACT AS REGISTERED AGENT OF THE BORROWER IN PENNSYLVANIA AND AS TO WHOM THE BORROWER SHALL PROVIDE NOTICE IN WRITING TO THE LENDER) AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY SUCH PERSON WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY CERTIFIED MAIL TO THE BORROWER, AS APPLICABLE, AT ITS ADDRESS PROVIDED IN SECTION 9.5, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE BORROWER REFUSES TO ACCEPT SERVICE, THE BORROWER HEREBY AGREES THAT SERVICE

   UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

            9.9 WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE LENDER/BORROWER RELATIONSHIP ESTABLISHED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE BORROWER AND THE LENDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE TRANSACTION, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE BORROWER AND THE LENDER EACH FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            9.10 COUNTERPARTS; EFFECTIVENESS. This Agreement and any amendment hereto or waiver hereof may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            9.11 USE OF DEFINED TERMS. All words used herein in the singular or plural shall be deemed to have been used in the plural or singular where the context or construction so requires. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

            9.12 NO THIRD PARTY RIGHTS. No Person who is not a party to this Agreement or a permitted assignee hereof will be entitled to rely on, or will have any rights or benefits under, this Agreement.


            IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.

   Address:                         MED-TECH FUNDING CORPORATION

   Suite 200                       By:/s/Louis W. Boisvert, III
   4491 South State Road Seven        ---------------------------------
   Fort Lauderdale, FL 33314         Title: Chairman


   Address:                         COPELCO/AMERICAN HEALTHFUND, INC.

   100 Berwyn Park #105             By:/s/Gregory Campbell
   Berwyn, PA  19312                   -------------------------------
                                     Title:

                                    EXHIBIT A

                              REVOLVING CREDIT NOTE

                                           $_______________________, 199___


            FOR VALUE RECEIVED, MED-TECH FUNDING CORPORATION a (the "Borrower"), hereby promises to pay to the order of Copelco/American Healthfund, Inc. (the "Lender") the principal amount of $2,000,000 or so much thereof as shall have been advanced as Loans under the Agreement referred to below and shall be outstanding, such payment to be made at such time or times and in the manner specified in the Agreement; provided, however, that all Loans shall be repaid in full on or before the Revolver Termination Date.

            This Note is issued under and secured by the Loan and Security Agreement dated as of ___________, 199___ between the Borrower and the Lender (as from time to time amended, restated, supplemented or otherwise modified, the "Agreement"). Terms used herein and not defined herein are used with the respective meanings set forth in the Agreement.

            Interest on the outstanding principal amount of each Loan evidenced by this Note shall accrue at the rate or rates specified in, and be payable in accordance with the terms of, the Agreement.

            The Agreement provides for the acceleration of the payment of principal of and interest on such Loans upon the happening of certain Events of Default as defined in the Agreement.

            The Borrower waives presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with this Note, except any notice expressly required by the Agreement.

            This Note shall be governed by and construed in accordance with Pennsylvania law.

                                          MED-TECH FUNDING CORPORATION



                                          By:/s/Louis W. Boisvert, III
                                             -------------------------
                                             Title: Chairman

                                    EXHIBIT B

                              FORM OF LOAN REQUEST


                                          ______________, 19___



   Copelco/American Healthfund, Inc.
   Suite 112
   200 Berwyn Park
   Berwyn, PA  19312

      Re:   Loan and Security Agreement dated as of __________________.

   Ladies and Gentlemen:

            Pursuant to Section 2.3 of the Loan and Security Agreement described above (the "Agreement"), the Borrower hereby requests the following Loan:

            (1) The date of the proposed Loan is _________, 19___ (which day is a Business Day).

            (2) The aggregate amount of the proposed Loan is $_____________ (or such lesser amount as may be borrowed under the terms of the Agreement).

            (3) The proceeds of such Loan will be used for the purchase of the accounts described on Schedule A hereto.

            You are authorized and directed to disburse the proceeds of the Loan in the manner set forth in Schedule A hereto.

            The Borrower hereby certifies that the following statements are true and correct on and as of the date hereof, and will be true and correct on and as of the date of the proposed Loan, before and after giving effect thereto and to the application of the proceeds therefrom:

            (a) the representations and warranties of the Borrower contained in the Agreement and the representations and warranties of the respective Provider contained in each Purchase Agreement referred to in Section 5.1(a) of the Agreement (in each case except to the extent such representations and warranties by their express terms relate to an earlier date) are true and correct and will be true and correct on the date of the Loan as if made on and as of such date;

            (b) the Borrower has complied and on the date of the Loan will be in compliance with all the terms, covenants and conditions of the Agreement; and

            (c) no Event of Default or event which, with notice or passage of time or both, would constitute an Event of Default exists or shall result from the proposed Loan.

                                          Very truly yours,

                                          /s/Louis W. Boisvert, III
                                          -----------------------------------



                                          By: Louis W. Boisvert, III
                                             --------------------------------

                            DISBURSEMENT INSTRUCTIONS

      1. Disburse the following amounts to or for the account of the following Providers at the accounts specified below:

                                          Deposit
            Provider    Amount            Account
            --------    ------            -------

      Such disbursements shall be on account of the Initial Payments payable by the Borrower to such Providers for Batches of Purchased Accounts purchased under the Accounts Purchase and Servicing Agreement dated as of _______________, 1996 (the "Purchase Agreements") among each of the Providers, the Borrower and the Lender, as Administrator, net of (i) any payments due from the Providers to the Borrower for Rejected Accounts, as specified in paragraph 2 below, and (ii) any fees and expenses due from the Borrower or the Providers to the Lender, as specified in paragraph 3 below.

      2. Disburse the following amounts to the Collection Account under the Purchase Agreement in payment of the repurchase of Rejected Accounts under
   Section 7(d) of the Purchase Agreement by the following Providers:

            Provider                      Amount
            --------                      ------

      3. Credit to the Lender the following amounts for the fees and expenses listed below due from the Borrower and/or the Providers under the Loan Agreement and the Purchase Agreement respectively:

            Fees and Expenses             Amount
            -----------------             ------

                                    EXHIBIT C

                                [FORM OF OPINION]